UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) :           September 24, 2004


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                           11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

175 East Old Country Road, Hicksville, New York          11801
   One MetroTech Center, Brooklyn, New York              11201
    (Address of Principal Executive Offices)           (Zip Code)

                        (516) 755-6650 (Hicksville) (718)
                               403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: general economic conditions, especially in the Northeast United States; available sources and cost of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which the we develop unregulated business ventures; as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports filed by us with the Securities and Exchange Commission.


Item 8.01.  Other Events
            ------------

As previously disclosed, in June 2004, the Board of Directors of KeySpan Corporation (the "Company") authorized the Company to amend its Shareholder Rights Agreement dated as of March 30, 1999, between the Company (f/k/a MarketSpan Corporation) and EquiServe Trust Company, N.A. (as successor to The Bank of New York), as Rights Agent (the "Rights Agreement") to provide for the Rights Agreement to expire effective September 30, 2004. The Company has entered into an Amendment No. 1, dated as of September 24, 2004 to the Rights Agreement amending the terms of the Rights Agreement to expire on September 30, 2004. A copy of the Amendment No. 1 is attached hereto as Exhibit 4.1 to this Current Report on Form 8- K and is incorporated herein by reference.

Item 9.01.  Financial  Statements and Exhibits.
            -----------------------------------

         (c) Exhibits.

               (1)  Amendment No. 1 to the Rights Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KEYSPAN CORPORATION

Dated: September 24, 2004               By:      /s/John J. Bishar, Jr.
                                                 ----------------------
                                        Name:    John J. Bishar, Jr.
                                        Title:   Senior Vice President, General
                                                 Counsel & Secretary

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.           Exhibit                                         Page
-----------           -------                                         ----

4.1                   Amendment No. 1 to the Rights Agreement          5